ADAMS
NATURAL RESOURCES
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2025
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Managed Distribution Policy

The Board of Directors of Adams Natural Resources Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
U.S. and global stocks moved higher in the third quarter as exuberance around artificial intelligence (AI) continued to power the market. The U.S. Federal Reserve’s (Fed’s) September interest-rate cut, stronger-than-expected corporate earnings, and still-robust consumer spending also contributed to the positive sentiment.
Equities continued their upward trend despite a host of potential headwinds and uncertainties. Tariff and trade war news continues to be unpredictable. The depth
“Our Fund, with exposure to both Energy and Materials, returned 5.7% on net asset value, slightly outperforming the 5.6% return for the Fund’s blended benchmark...”

and duration of the Fed’s easing cycle remain uncertain. Labor market and housing data seem to be weakening. Globally, the wars continue, and growth projections are tenuous.
The S&P 500 Index’s total return for the quarter was 8.1%. The Information Technology (IT) sector accounted for more than half of the Index’s gain and when combined with the Communication Services and Consumer Discretionary sectors accounted for more than three-quarters of the total advance. Consumer Staples was the lone sector that declined during the quarter, falling 2.4%. The largest companies in the Index continued to perform well. After underperforming in the first half of the year, Alphabet, Apple, and Tesla were each up more than 20% during the third quarter. That said, the equity rally broadened as small capitalization stocks, as measured by the Russell 2000 Index, posted double-digit gains and outperformed their large cap counterparts. Small caps tend to benefit from lower interest rates and rate-cutting cycles, and the Fed’s dovishness helped push the Russell 2000 to its first all-time high since 2021. Still, large cap stocks remained the year-to-date leaders.
The Fed reduced the federal funds rate by a quarter point in September, the first cut of 2025, as concerns around a softening job market seemed to outweigh inflation worries. U.S. businesses turned cautious about hiring amid evolving tax, tariff, and immigration policies. Companies added an average of just 29,000 jobs per month in June through August, after prior jobs numbers from the Bureau of Labor Statistics were revised dramatically lower. Meanwhile, annual inflation accelerated to 2.9% in August, the highest reading since January, led higher by food and used cars and trucks. The market continues to expect two more cuts to the federal funds rate before the end of the year.
Interestingly, the 10-year U.S. Treasury note, which briefly dipped below 4% on the day of the rate cut, rose to close out the quarter at 4.15%. That’s unusual, because 10-year yields typically follow short-term interest rates lower. This time, investors are likely worried about inflation and the rising federal deficit. This

Letter to Shareholders (continued)

highlights a changing landscape for bond investors, especially since the yield curve was inverted in the years following the pandemic.
Oil prices ended the quarter lower amid concerns of a potential supply glut in late 2025 and 2026. West Texas Intermediate crude was down 4% in the quarter and down 13% year to date, finishing the quarter at $62.37 per barrel. The anticipated oversupply is due mostly to the return of curbed production by OPEC+. Over the last several months, the cartel announced the return of over two million barrels per day of production that was removed from the market in 2023 and 2024. Meanwhile, geopolitical risks persist with potentially tighter sanctions on Iran and Russia that if enacted could provide an offset to the aforementioned supply increase.
Natural gas prices declined by 4% in the quarter and 8% year to date, as inventories remained above seasonal averages and despite indications of higher consumption and increased liquified natural gas (LNG) exports. Expectation for structural long-term demand growth from power to support AI data centers remains a key theme in the natural gas space.
Broadly speaking, commodity prices advanced in the third quarter. The continuing surge of gold prices, which repeatedly notched all-time highs, was a key driver. Copper prices—viewed as an indicator of global economic health—were volatile amid tariff news, but declined modestly during the quarter. Still, copper prices were significantly higher on a year-to-date basis, driven by demand for AI data centers and rising defense spending around the world. Prices were aided late in the quarter by an outage at one of the world’s largest copper mines.
The S&P 500 Energy sector posted a 6.2% gain, while the Materials sector advanced 3.1%. Our Fund, with exposure to both Energy and Materials, returned 5.7% on net asset value, slightly outperforming the 5.6% return for the Fund’s blended benchmark (80% S&P 500 Energy Sector and 20% S&P 500 Materials Sector). Energy stocks were the primary contributors to performance during the period, generating a 6.5% return. In Materials, the Fund’s 2.6% gain failed to keep pace with benchmark, resulting in a modest detraction from relative performance.
Within Energy, the Integrated Oil & Gas group was the biggest contributor to performance, followed by the Equipment & Services group. Chevron completed the acquisition of Hess in July, after a lengthy legal battle that included a challenge from Exxon Mobil. Chevron reported strong second quarter earnings that included record production and better than expected free cash generation. The company also provided post-acquisition guidance forecasting robust long-term growth and more meaningful cost savings opportunities. Cenovus, a Canadian-based integrated company, also reported favorable results, and importantly showed improvement in its downstream operations. The company announced two significant transactions during the quarter, both of which were well received by the market. First they announced an offer to acquire MEG Energy, a Canadian oil sands producer whose assets fit nicely with Cenovus’s

Letter to Shareholders (continued)

existing operations. Late in the quarter, Cenovus announced the divestiture of joint-venture refining assets that will allow the company to improve its balance sheet and focus solely on internally operated assets.
Our position in Baker Hughes, whose shares advanced 27.7%, was the key contributor in the Equipment & Services group. The company reported strong second quarter earnings and raised its guidance in its industrial & energy technology segment, which is focused on providing equipment for natural gas infrastructure. The company also announced the acquisition of Chart Industries during the quarter, which expands the company’s product offering across the natural gas infrastructure system and expands its footprint into other power generation markets.
In Materials, our relative performance was impacted by our position in copper miner Freeport-McMoRan. Shares declined late in the quarter, after a deadly mudslide at the company’s Grasberg mine in Indonesia trapped seven workers and production was halted. Subsequently, Freeport-McMoRan cut its production forecasts for 2025 and 2026. Offsetting some of this weakness, Vulcan Materials performed well during the quarter, rising 18.1%. The construction aggregates company overcame poor weather during the quarter and reiterated its expectation that strong operating execution and robust pricing leverage will support double-digit earnings growth in 2025.
For the nine months ended September 30, 2025, the total return on the Fund’s net asset value (NAV) per share (with dividends and capital gains reinvested) was 8.1%. This compares to the 7.5% total return for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (80% weight) and the S&P 500 Materials Sector (20% weight). The total return on the market price of the Fund’s shares for the period was 6.4%. During the first nine months of this year, the Fund paid distributions to shareholders in the amount of  $41.5 million, or $1.56 per share.
For the twelve months ended September 30, 2025, the Fund’s total return on NAV was 3.4%. Comparable return for the Fund’s benchmark was 2.6%. The total return on the market price of the Fund’s shares for the period was 4.2%.
Sometimes “cautiously optimistic” is used as a cliché as investment managers look ahead, but it feels particularly accurate right now. We’re pleasantly surprised with the resilience of the market, especially when it comes to continued earnings growth. We also like to see the market broadening, and to see some of the laggards perform better. We understand that the AI giants and their smaller cousins are driving the market for a reason: They are growing rapidly, generating strong cash flow, and are positioning themselves to lead the next tech revolution.
At the same time, there are concerns to contemplate. Company commentaries have been generally positive, but not overly optimistic. Tariff headlines continue to ebb and flow, and the interplay of a softening labor market and accelerating inflation creates uncertainty about the Fed’s future actions.

Letter to Shareholders (continued)

For the most part, these issues and concerns have been with us for a while, and yet the market remains strong. There are a lot of questions and we all want answers. But if the last couple of years have shown us anything, it’s that answers take time. That’s true of interest rates, the job market, and geopolitical tensions. It’s also true of the tariff and trade policy, and we won’t know the ultimate winners in the AI space for some time to come.
We remain cautiously optimistic, because while there’s a lot we don’t know—and won’t for some time—we do know that our disciplined investment philosophy has carried us through and has served the Fund well.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
Gregory W. Buckley
President
October 16, 2025

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2025	2024
At September 30:
Net asset value per share	$24.36	$26.48
Market price per share	$21.52	$23.22
Shares outstanding	27,205,847	25,728,942
Total net assets	$662,649,222	$681,420,546
Average net assets	$644,709,948	$679,413,848
Unrealized appreciation on investments	$156,278,417	$191,083,564

For the nine months ended September 30:
Net investment income	$12,047,922	$12,025,090
Net realized gain (loss)	$29,260,163	$23,566,348
Total return (based on market price)	6.4%	16.3%
Total return (based on net asset value)	8.1%	10.2%

Key ratios:
Expenses to average net assets *	0.64%	0.63%
Net investment income to average net assets *	2.50%	2.37%
Portfolio turnover *	19.7%	19.0%
Net cash & short-term investments to net assets	0.5%	0.9%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2025
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$146,739,051	22.1%
Chevron Corporation	98,255,710	14.8
ConocoPhillips	42,310,391	6.4
Linde plc	29,212,500	4.4
Williams Companies, Inc.	22,175,668	3.3
Phillips 66	21,691,789	3.3
Marathon Petroleum Corporation	21,685,563	3.3
Kinder Morgan, Inc.	19,723,351	3.0
Baker Hughes Company	18,362,568	2.8
EOG Resources, Inc.	15,850,068	2.4
	$436,006,659	65.8%

Schedule of Investments

September 30, 2025
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Energy — 79.6%
Equipment & Services — 5.6%
Baker Hughes Company	376,900	$18,362,568
Halliburton Company	158,353	3,895,484
Schlumberger N.V.	355,233	12,209,358
TechnipFMC plc	62,800	2,477,460
		36,944,870
Exploration & Production — 16.0%
APA Corporation	56,000	1,359,680
Canadian Natural Resources Limited	97,000	3,100,120
Chord Energy Corporation	225	22,358
ConocoPhillips	447,303	42,310,391
Coterra Energy Inc.	120,800	2,856,920
Devon Energy Corporation	299,400	10,496,964
Diamondback Energy, Inc.	35,500	5,080,050
EOG Resources, Inc.	141,367	15,850,068
EQT Corporation	220,500	12,001,815
Expand Energy Corporation	46,400	4,929,536
Ovintiv Inc.	72,800	2,939,664
Texas Pacific Land Corporation	5,150	4,808,246
		105,755,812
Integrated Oil & Gas — 39.3%
Cenovus Energy Inc.	228,100	3,875,419
Chevron Corporation	632,724	98,255,710
Exxon Mobil Corporation	1,301,455	146,739,051
Occidental Petroleum Corporation	250,451	11,833,810
		260,703,990
Refining & Marketing — 8.8%
Marathon Petroleum Corporation	112,512	21,685,563
Phillips 66	159,475	21,691,789
Valero Energy Corporation	88,900	15,136,114
		58,513,466
Storage & Transportation — 9.9%
Cheniere Energy, Inc.	17,600	4,135,648
Kinder Morgan, Inc.	696,692	19,723,351
ONEOK, Inc.	168,500	12,295,445
Targa Resources Corp.	41,600	6,969,664
Williams Companies, Inc.	350,050	22,175,668
		65,299,776

Schedule of Investments (continued)

September 30, 2025
(unaudited)
	Shares	Value (a)
Materials — 19.9%
Chemicals — 12.1%
Air Products and Chemicals, Inc.	20,600	$5,618,032
Albemarle Corporation	7,200	583,776
CF Industries Holdings, Inc.	51,569	4,625,739
Corteva Inc.	91,945	6,218,240
Dow, Inc.	63,945	1,466,259
DuPont de Nemours, Inc.	78,626	6,124,965
Eastman Chemical Company	8,400	529,620
Ecolab Inc.	44,400	12,159,384
International Flavors & Fragrances Inc.	20,206	1,243,477
Linde plc	61,500	29,212,500
LyondellBasell Industries N.V.	20,600	1,010,224
Mosaic Company	21,201	735,251
PPG Industries, Inc.	18,100	1,902,491
Sherwin-Williams Company	25,200	8,725,752
		80,155,710
Construction Materials — 1.8%
Martin Marietta Materials, Inc.	5,400	3,403,512
Vulcan Materials Company	26,600	8,182,692
		11,586,204
Containers & Packaging — 1.8%
Amcor plc	196,400	1,606,552
Avery Dennison Corporation	5,400	875,718
Ball Corporation	23,300	1,174,786
Crown Holdings, Inc.	32,400	3,129,516
International Paper Company	40,900	1,897,760
Packaging Corporation of America	7,400	1,612,682
Smurfit Westrock plc	41,300	1,758,141
		12,055,155
Metals & Mining — 4.2%
Freeport-McMoRan, Inc.	222,200	8,714,684
Newmont Corporation	125,300	10,564,043
Nucor Corporation	54,000	7,313,220
Steel Dynamics, Inc.	11,026	1,537,355
		28,129,302
Total Common Stocks
(Cost $503,158,377)		659,144,285

Schedule of Investments (continued)

September 30, 2025
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.9%
Money Market Funds — 0.9%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.12% (b)	5,799,590	$5,801,329
Northern Institutional Funds Treasury Portfolio, Premier Class, 3.95% (b)	369,788	369,788
Total Short-Term Investments
(Cost $6,171,137)		6,171,117
Total — 100.4% of Net Assets
(Cost $509,329,514)		665,315,402
Other Assets Less Liabilities — (0.4)%		(2,666,180)
Net Assets — 100.0%		$662,649,222

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Eaton Corporation plc (9,400 shares)	10/6/2026	$3,263,277	$243,348	$ —
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Materials Select Sector SPDR Fund (35,800 shares)	10/6/2026	(3,263,961)	49,181	—
Gross unrealized gain (loss) on open total return swap agreements					$292,529	$ —
Net unrealized gain on open total return swap agreements (c)					$292,529

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(c)
Counterparty for all open total return swap agreements is Morgan Stanley.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Mary Chris Jammet (1) (2) (3) (4)
Frederic A. Escherich (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (1) (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
Gregory W. Buckley	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(866) 723-8330
Website: www.computershare.com/us
Email: info@computershare.com